PROSHARES TRUST

ProShares Morningstar Alternative Solutions ETF (ALTS)

ProShares RAFITM Long/Short (RALS)

ProShares Managed Futures Strategy ETF (FUT)

ProShares Short Term USD Emerging Markets Bond ETF (EMSH)

ProShares Short Basic Materials (SBM)

ProShares Short Oil & Gas (DDG)

(collectively, the "Funds")

Supplement dated May 17, 2022

to each Fund's Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

dated October 1, 2021, each as supplemented or amended

Effective May 17, 2022, the Funds have been liquidated, are no longer traded on an exchange and are no longer available for sale. All information pertaining to the Funds is hereby removed from each Prospectus and the Statement of Additional Information.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.